UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7059

T. Rowe Price Blue Chip Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Blue Chip Growth Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a sharp correction in the second quarter, global stock markets resumed their persistent and significant recovery in the second half of the year. Investor concerns leading to the correction and periodic volatility in stock prices have not been fully resolved, and some new risks are emerging. However, we see improvements in other areas. Budgetary problems in several European economies and related instability in the euro have been partially addressed with austerity programs and other lending solutions. The November elections in the U.S. may lead to more restrained regulatory actions for certain industries. The Macondo oil spill in the Gulf of Mexico has been addressed to some degree. Finally, most Asian economies are performing well, although efforts in China to control inflation by limiting growth have concerned investors.

The Blue Chip Growth Fund performed well in 2010, thanks to the strong performance in the second half of the year. Your fund outperformed the S&P 500 Index and its peer group of large-capitalization growth funds over the past 6- and 12-month periods. We also outperformed the growth-focused Russell 1000 Growth Index in the last six months but modestly lagged for the year. (Results for the Advisor and R Class shares varied slightly, reflecting their different fee structures.) In our previous letters, we emphasized our view that it is important for shareholders to follow their investment plan and regimen regardless of short-term market fluctuations. While the market has staged a major recovery, historical data suggest that stocks should continue to appreciate over time. We believe that relatively low interest rates, attractive valuations, and continued earnings growth are supportive of favorable investment performance, particularly for large-cap growth stocks.

As shown in the Growth of $10,000 chart on page 14, the fund performed in line with the S&P 500 and outpaced its Lipper benchmark over the past 10 years. Lipper ranked the fund in the top 16% of its large-cap growth funds universe for the 10-year period ended December 31, 2010. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Fund 283 of 857, 200 of 634, and 58 of 385 funds in the large-cap growth funds universe for the 1-, 5-, and 10-year periods ended December 31, 2010, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

In our recent shareholder letters, we outlined many of the ongoing uncertainties facing investors, but some progress is being made. Specifically, the budgetary crisis in several European economies has caused a significant devaluation in the euro and has also raised questions about the effective servicing of sovereign debt by several European countries. However, many European economies (particularly Germany) are quite strong, and the U.K. government is pursuing austerity actions that we think will ultimately be quite effective. Enhanced lending facilities and spending reductions pursued by more-leveraged countries stand a reasonable chance of fostering greater stability in Europe and in the euro over time.

Budget deficits at all levels of government in the U.S. and aggressive regulation of certain industries have also concerned investors. However, the recent elections and changed priorities could result in more effective efforts to control spending. While some will fret that the extension of tax rates at current levels will only aggravate the deficit, we think this action is a major positive. In our view, improved economic growth, which should drive improved personal and corporate tax revenues, and greater spending discipline are the best strategies for deficit reduction.

The Macondo oil spill in the Gulf of Mexico was a major environmental and economic disaster, but the worst-case scenarios did not occur.

Serious efforts to limit inflation in China also represent a risk, but there are some signs that early action may be yielding some moderation in prices without crippling growth.

However, certain risks clearly persist or have worsened. Slow private sector job growth in the U.S. persists as a major risk to the continued recovery. However, moderating jobless claims, solid retail sales, and the extension of personal income tax rates suggest that the economy should show improvement in 2011. Budget deficits, dollar weakness, and the increase in commodity prices cause us to be more concerned about rising inflation and higher interest rates. Of course, if growth stagnates or inflation increases significantly, the resulting stagflation would not be beneficial for stocks.

On balance, we want to be clear that there are several powerful positives and also solid potential rewards in many stocks. We feel that the economy is beginning to grow at an increased rate. Policy actions already taken could promote better growth and lead to deficit reduction. Solid revenue growth and improved efficiency and margins are resulting in strong corporate earnings despite a lackluster economy. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is favorable relative to the yield on 10-year Treasury notes. While equities have performed well and stock valuations are now higher, we believe that many stocks are still reasonably priced and reflect the solid opportunity that still exists in this market.

PORTFOLIO REVIEW

The fund’s performance was driven by solid appreciation across the stocks in our largest sectors—consumer discretionary, information technology, and industrials and business services—as investors became more comfortable that the global economy was healing. Despite the high level of unemployment, the revenue and earnings growth of many substantial contributors in these areas was better than expected and would be considered quite favorable even in a stronger economic environment.

In consumer discretionary, Internet retailing giant Amazon.com generated strong revenue and earnings growth and was the largest performance contributor in the last six months. As we had hoped, its Kindle electronic book reader is showing solid growth despite the entry of the iPad. Investors also appear to have grown more comfortable with Amazon’s relatively high level of expense growth, considering the many opportunities it is pursuing. Our significant investment in lodging also helped performance as Marriott and Starwood Hotels generated strong earnings and stock performance. Starwood, in particular, is favorably positioned with several well-respected hotel brands including St. Regis, Le Meridian, W, and Westin, which are leaders in the growing Asian markets. Carnival, the leading cruise ship operator, is also benefiting from a recovery in travel and stronger pricing in its key markets. Our large position in Starbucks performed well due to solid same-store sales and efficiency improvements that continue to drive strong profit growth. While we are somewhat concerned about its dispute with Kraft regarding distribution of products, this only highlights the substantial opportunity in the consumer products area. Priceline.com, a leading Internet-based travel services company, has been a holding for several years and continued to generate strong performance for your fund. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In the technology sector, Apple was our largest contributor for the year. It remains the portfolio’s largest holding and was the second-best overall contributor in the second half of 2010. The company’s iPhone and iMac personal computers continued to sell quite well despite the challenging economic environment, and its new iPad is selling at a rate that is well above initial projections. We are mindful of the actions that competitors are taking to respond to Apple’s products as well as the strong performance of the company’s stock. However, we believe Apple will continue to roll out desirable products, and in our view, the stock’s valuation is reasonable. Google, the portfolio’s third-best second-half contributor, is a large holding and appears to be overcoming several concerns. While it continues to have limitations in its Chinese operations, its Android mobile software platform and improving mobile, display advertising, and video-related revenues are generating good results. Juniper Networks continues to benefit from the growth in mobile and cloud computing and the related efforts to make communication networks more flexible and responsive. Similarly, Qualcomm was a top performer thanks to the rapid growth of smartphones and tablets that use its intellectual property and chipsets. We think the company’s Snapdragon and other chip solutions will enjoy substantial growth over the next several years, and its recent acquisition of Atheros should give it even better positioning in connectivity solutions used in many mobile devices. Baidu, the dominant provider of online search and advertising services in China, prospered due to continued robust adoption of a variety of online activities. Tencent, a leading Chinese instant messaging and online gaming provider, also performed well.

Several industrials and business services holdings also generated solid gains. Longtime holding Danaher again justified our confidence in its management and businesses. The company generated strong results and relative stock performance through the recession and in 2010. Recent meetings with management support our view that the company is poised for solid growth. Expeditors International, a leading freight forwarding company with a reputation for excellent service and strong employee relations, continued its record of solid growth and superior stock performance. Precision Castparts is a leading producer of forged or cast components used in the aerospace industry and other applications. Its seamless extruded pipe is also a major product line that we think can continue to generate strong profit growth. This well-managed company should continue to prosper, especially if demand for aircraft in China and other key markets develops as anticipated. Emerson Electric, a high-quality manufacturer with over 50 consecutive years of dividend increases, is also well represented in foreign markets and should continue to show solid growth. We have owned railroad leader Union Pacific for many years, and it also generated solid gains. Recent meetings with management reinforced our view that it will continue to enjoy strong contract renewals at favorable prices and maintain solid profit growth. Rockwell Automation generated strong earnings growth and stock performance as its well-respected solutions in factory automation receive global acceptance.

Schlumberger was our largest positive contributor in the energy sector and was the fourth-largest contributor since the end of June. The company has a profitable mix of energy services businesses and appears to have improved its operating efficiency, particularly in North America. FMC Technologies and Cameron International are leaders in providing highly technical solutions used in deepwater subsea equipment. We believe both are well positioned to show improving margins and strong growth. We think Peabody Energy is one of the highest-quality coal mining companies in the world. The company has substantial reserves of thermal and metallurgical coal used in electricity generation and steel production. Its operations in the U.S. and Australia should be well positioned for continued growth.

We had very few significant detractors in the last six months of 2010. Leading oil and gas producer EOG Resources declined after the company reduced its production growth forecasts, and it was the portfolio’s largest detractor. We have owned EOG for several years and its management, oil and gas properties, financial strength, and profitability have generally been among the best in the industry. In the company’s defense, the production shortfall appears to be aggravated by its insightful actions to aggressively grow oil reserves and de-emphasize natural gas. The company has taken on more debt, although in our view it is still quite manageable. We decided to sell a meaningful amount of our position. Although the stock had experienced only a moderate decline, we believed there were other more attractive energy alternatives.

We also suffered modest losses in technology giants Hewlett-Packard, Cisco Systems, and Intel. All three positions are relatively small holdings. In the case of Hewlett-Packard, the replacement of the CEO as well as some fundamental concerns caused us to reduce our already small position. After speaking with the new management team, we are considering adding to the position. Cisco Systems experienced a noteworthy shortfall in results and was eliminated. We suspect that competitors such as Hewlett-Packard and Juniper Networks could take share or at least create pricing pressure for Cisco in the networking and communications equipment area. We have maintained a small position in Intel. Our semiconductor analyst remains constructive on the company, but we want more evidence that it can compete effectively in providing solutions for smartphones, tablets, and other new hand-held devices.

STRATEGY

Additions to existing holdings such as FedEx, Peabody Energy, Priceline.com, Schlumberger, and Cameron International were significant enough to be included in the 10 largest purchases for the past six months. Consequently, we initiated only five new positions among our largest purchases. Our top purchase was Mosaic, a leading provider of fertilizers, including potash and phosphate. Global demand for increased protein in diets and a shortage of highly arable and productive farmland are contributing to tight supplies of corn and many agricultural products. This has helped drive strong demand and pricing for fertilizer products, and Mosaic has generated strong profit growth and good stock performance since our purchase. Our new position in Las Vegas Sands also generated strong performance. The company is a leader in the Macau (China) gaming market and has a dominant position in Singapore. Remarkably, total Macau gaming revenues are now several times larger than those generated in Las Vegas, while revenues from the Singapore market now equal those in Las Vegas. W. W. Grainger is a high-quality industrial distributor with leading positions in the maintenance, repairs, and overhaul segment of the business. It has an unrivaled selection of parts and a solid record of dividend growth and stock repurchases, and it has performed well since our purchase.

Occidental Petroleum has been able to generate strong return on equity and free cash flow, and the company has a solid record of stock performance over time. We initiated a position when the stock was depressed due to production delays in its California operations and a management transition. We feel that the production issues are being addressed, and the new CEO has been involved in formulating and successfully executing the firm’s new strategy. We reestablished a position in Freeport-McMoRan Copper & Gold after eliminating our small position less than a year ago. It is unusual for us to sell and then reestablish a position, and, in hindsight, we would have been better off to just have added to our existing position. Due to constrained supply and improving demand, copper fundamentals have remained quite strong. Our metals and mining analyst has even greater conviction that this well-managed company can generate strong earnings and free cash flow growth for a sustained period.

Medco was among our largest sales, and we sold the majority of our position during the period. While our health care analyst continues to be quite positive on the fundamentals in the pharmaceutical benefits manager area, he strongly prefers Express Scripts, which has been a large position in the portfolio for several years. We also reduced our position in Wells Fargo, primarily due to ongoing concerns about weakness in housing, stringent regulation, and lackluster revenue growth. However, we are becoming somewhat more comfortable with the regulatory environment, and revenue growth could improve as loan demand recovers and the yield curve steepens. Consequently, we have added back to the position. As noted previously, we eliminated a position in Cisco after quarterly results were disappointing. Retailer Kohl’s has also been somewhat disappointing due to some minor negative surprises in expense management and revenue growth. Our analyst continues to favor the stock, and the stock is priced at a reasonable valuation, so we have maintained a position. However, we did make meaningful sales at higher prices to fund purchases of other stocks we believe are more attractive.

OUTLOOK

Improved budget discipline in many European countries could lead to greater stability in the euro and other currencies over time. We also think that a pattern of improved spending discipline, as well as more restraint in regulation, could emerge in several industrialized countries, including the U.S. While we try not to overemphasize the impact of politics, the sea change resulting from the elections obviously could have an important influence in this regard. Our cautious but ultimately constructive view is also based on the idea that China, India, and Brazil experience some slowing in growth but continue to prosper and show sound fiscal management.

Given early signs of progress, we feel somewhat better about the investing environment. However, consistent with our previous letter, the caveat is that it may take time for these improvements to develop in a substantial way that inspires greater confidence among business managers and investors. In a similar vein, and partially due to these key factors progressing gradually, private sector job growth may also improve slowly. We must also acknowledge that stocks have performed quite well and that stock valuations are not as favorable as they were six months ago—although many stocks remain attractively valued. All the corrective policy measures being pursued also create incremental risks. The risk of problematic deficits at all levels of government, dollar instability, and a sharp increase in inflation and interest rates constitute threats that must be carefully monitored.

On balance, we continue to be positive on the long-term performance of large-cap growth stocks. While the challenges we have enumerated will certainly require time to resolve and will test the patience of policymakers and investors, interest rates and inflation should remain at acceptable levels. Corporate earnings at selected companies could continue to impress, and the valuations of many high-quality companies are quite reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Although past performance cannot guarantee future results, stocks historically have performed quite well following a lackluster 10-year period of performance. Essentially, we have experienced two very major bear markets in the past 10 years.

2. Stock valuations are attractive, especially in relation to the very low level of interest rates. Although interest rates have risen moderately, the difference between the earnings yield on stocks (many companies exceed 10%) and the 10-year Treasury rate (approximately 3.5%) remains attractive in any historical context.

3. We believe that high-quality, consistent-growth companies that we seek to purchase are attractive and could conceivably perform well even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth should revenues begin to accelerate.

4. Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to manage through challenges and opportunistically invest in new products or businesses as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to increase dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

January 12, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.5%		
CONSUMER DISCRETIONARY 23.1%		
Auto Components 0.6%		
Johnson Controls	1,760,000	67,232
		67,232
Automobiles 0.3%		
General Motors (1)	1,060,000	39,072
		39,072
Hotels, Restaurants & Leisure 7.2%		
Carnival (2)	3,250,000	149,857
Las Vegas Sands (1)	1,925,000	88,454
Marriott, Class A (2)	4,240,000	176,130
McDonald's	1,375,000	105,545
Starbucks	6,170,000	198,242
Starwood Hotels & Resorts Worldwide (2)	1,760,000	106,973
Wynn Resorts (2)	286,000	29,698
		854,899
Household Durables 0.3%		
Stanley Black & Decker	430,000	28,754
		28,754
Internet & Catalog Retail 6.2%		
Amazon.com (1)	3,070,000	552,600
Liberty Media Interactive, Class A (1)	4,870,000	76,800
priceline.com (1)(2)	268,000	107,079
		736,479
Leisure Equipment & Products 0.2%		
Mattel	950,000	24,159
		24,159
Media 3.0%		
Discovery Communications, Class C (1)	2,660,000	97,596

Thermo Fisher Scientific (1)	82,000	4,540
		10,090
Pharmaceuticals 1.1%		
Allergan (2)	1,550,000	106,438
Shire, ADR (2)	325,000	23,524
		129,962
Total Health Care		840,047
INDUSTRIALS & BUSINESS SERVICES 14.8%		
Aerospace & Defense 2.7%		
Honeywell International	890,000	47,312
Precision Castparts	1,180,000	164,268
United Technologies	1,330,000	104,698
		316,278
Air Freight & Logistics 1.9%		
Expeditors International of Washington	2,170,000	118,482
FedEx (2)	1,150,000	106,961
		225,443
Electrical Equipment 1.9%		
Emerson Electric	2,440,000	139,495
Rockwell Automation	1,150,000	82,466
		221,961
Industrial Conglomerates 1.2%		
3M	1,270,000	109,601
McDermott International (1)(2)	1,000,000	20,690
Roper Industries (2)	100,000	7,643
		137,934
Machinery 4.2%		
Cummins (2)	160,000	17,602

Danaher (2)	8,420,000	397,171
Deere	532,000	44,183
Eaton	200,000	20,302
Illinois Tool Works	170,000	9,078
Joy Global	170,000	14,747
		503,083
Road & Rail 1.3%		
CSX	220,000	14,214
Union Pacific	1,475,000	136,674
		150,888
Trading Companies & Distributors 1.6%		
Fastenal (2)	2,080,000	124,613
W. W. Grainger (2)	520,000	71,817
		196,430
Total Industrials & Business Services		1,752,017
INFORMATION TECHNOLOGY 29.2%		
Communications Equipment 3.5%		
Juniper Networks (1)(2)	5,000,000	184,600
Qualcomm	4,550,000	225,179
		409,779
Computers & Peripherals 8.3%		
Apple (1)	2,670,000	861,235
EMC (1)	3,790,000	86,791
Hewlett-Packard	50,000	2,105
NetApp (1)	590,000	32,427
		982,558
Electronic Equipment, Instruments & Components 0.5%		
Corning	3,100,000	59,892
		59,892

Internet Software & Services 8.5%		
Akamai Technologies (1)	610,000	28,701
Baidu, ADR (1)	1,640,000	158,309
eBay (1)	2,350,000	65,400
Google, Class A (1)	1,069,000	634,954
Tencent Holdings (HKD)	5,650,000	124,299
		1,011,663
IT Services 4.9%		
Accenture, Class A	2,050,000	99,404
Automatic Data Processing	100,000	4,628
Fiserv (1)	1,060,000	62,074
IBM	300,000	44,028
MasterCard, Class A	685,000	153,515
Visa, Class A (2)	2,200,000	154,836
Western Union	3,000,000	55,710
		574,195
Semiconductor & Semiconductor Equipment 3.0%		
Altera (2)	1,300,000	46,254
Broadcom, Class A (2)	3,250,000	141,538
Intel	1,000	21
Marvell Technology Group (1)	4,000,000	74,200
Xilinx (2)	3,300,000	95,634
		357,647
Software 0.5%		
Autodesk (1)(2)	640,000	24,448
Intuit (1)	610,000	30,073
Microsoft	10,000	279
Salesforce.com (1)(2)	73,000	9,636
		64,436
Total Information Technology		3,460,170

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,119,730)	$ 12,093,220
Receivable for investment securities sold	29,164
Receivable for shares sold	17,722
Dividends receivable	7,304
Other assets	392
Total assets	12,147,802
Liabilities	
Obligation to return securities lending collateral	212,292
Payable for shares redeemed	58,818
Payable for investment securities purchased	14,112
Investment management fees payable	6,035
Due to affiliates	1,091
Other liabilities	920
Total liabilities	293,268
NET ASSETS	$ 11,854,534
Net Assets Consist of:	
Undistributed net investment income	$ 1,584
Accumulated undistributed net realized loss	(1,727,079)
Net unrealized gain	3,973,519
Paid-in capital applicable to 310,935,948 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	9,606,510
NET ASSETS	$ 11,854,534
NET ASSET VALUE PER SHARE	
Investor Class ($10,970,264,349 / 287,679,254 shares outstanding)	$ 38.13
Advisor Class ($782,324,355 / 20,533,131 shares outstanding)	$ 38.10
R Class ($101,945,237 / 2,723,563 shares outstanding)	$ 37.43

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993; the Blue Chip Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Blue Chip Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $220,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the fund realized $105,246,000 of net gain on $244,699,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2010, the value of loaned securities was $206,687,000 and cash collateral investments totaled $212,292,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,860,926,000 and $4,904,164,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $5,746,000 and $10,081,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $389,391,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $381,311,000 in fiscal 2016 and $1,244,418,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.30% of the fund’s average daily net assets up to $15 billion and 0.255% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $111,000 for Price Associates; $3,228,000 for T. Rowe Price Services, Inc.; and $4,335,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2010, the fund was charged $878,000 for shareholder servicing costs related to the college savings plans, of which $664,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2010, the fund was allocated $686,000 of Spectrum Funds’ expenses, of which $453,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and broker, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $6,313,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,313,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009); Director, Medtronic, Inc.
(1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1993

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Blue Chip Growth Fund	Principal Occupation(s)

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Burgess CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Graduate School
of Business, Stanford University (to 2006)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

George Marzano (1980)	Assistant Vice President, T. Rowe Price
Vice President

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011